UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2016

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of AAR CORP. (the “Company”) held on October 11, 2016, the stockholders of the Company approved a First Amendment to the AAR CORP. 2013 Stock Plan (the “Plan”).  The Board of Directors of the Company had previously approved the First Amendment.  Among other things, the First Amendment (i) increases by 2,850,000 the number of shares of the Company’s common stock that is available for issuance under the Plan and (ii) adds a limitation on the awards granted under the Plan to non-employee directors such that the fair market value of shares subject to awards granted to any non-employee director in any calendar year, together with cash compensation paid to such non-employee director in such calendar year, cannot exceed $500,000.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed with this Current Report as Exhibit 10 and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On October 11, 2016, the Company held its 2016 annual meeting of stockholders.  At the annual meeting, 32,771,142 shares of common stock, par value $1.00 per share, or 95.54%  of the 34,299,774 shares of common stock outstanding and entitled to vote at the annual meeting, were present in person or by proxy.  Set forth below are the matters acted upon by the Company’s stockholders at the annual meeting, as described in the Company’s proxy statement filed on August 31, 2016, and the final voting results on each such matter.

Proposal 1:                                   Election of Directors.

The stockholders elected each of the Company’s four Class II director nominees for a three-year term expiring at the 2019 annual meeting, as reflected in the following voting results:

Name of Nominee	For	Withheld	Broker Non-Votes
NORMAN R. BOBINS	25,948,139	4,354,331	2,468,672
RONALD R. FOGLEMAN	25,211,488	5,090,982	2,468,672
JAMES E. GOODWIN	26,802,177	3,500,293	2,468,672
MARC J. WALFISH	26,803,651	3,498,819	2,468,672

The continuing directors of the Company are Anthony K. Anderson, Michael R. Boyce, Patrick J. Kelly, Peter Pace, Timothy J. Romenesko, David P. Storch, Jennifer L. Vogel and Ronald B. Woodard.

Proposal 2:                                   Advisory Vote on Executive Compensation.

The stockholders approved the advisory vote on executive compensation for the fiscal year ended May 31, 2016, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Votes
22,791,964	7,480,792	29,714	2,468,672

Proposal 3:                                   Approval of First Amendment to the AAR CORP. 2013 Stock Plan.

The stockholders approved the First Amendment to the AAR CORP. 2013 Stock Plan, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Votes
27,510,656	2,779,486	12,328	2,468,672

Proposal 4:                                   Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2017, as reflected in the following voting results:

For	Against	Abstain
32,311,840	454,560	4,742

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10	First Amendment to the AAR CORP. 2013 Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2016

AAR CORP.

	By:	/s/ ROBERT J. REGAN
Robert J. Regan
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No	Description

10	First Amendment to the AAR CORP. 2013 Stock Plan